Tristone Capital énergie’08
May 14, 2008-Paris, France

Forward Looking Statements
All statements, other than statements of historical fact, included in this presentation are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of
Rosetta Resources Inc. and its subsidiaries (the “Company”) and its management. These forward-looking statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those herein described. Accordingly, you are cautioned that these forward-looking statements are not guarantees of future performance. Please refer to
Company’s risks, uncertainties and assumptions as it discloses from time to time in the Company’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2007, which can also be found on the Company’s website at
www.rosettaresources.com.  The Company undertakes no duty to update the information contained herein except as required by law.

Corporate Profile
• Rosetta established as a stand-alone operating company on
 July 7, 2005
• Stock trades on NASDAQ, symbol: “ROSE”
• Shares outstanding (Dil.)= 50.6 million
• Core areas include:
 – Sacramento Basin
 – DJ Basin
 – Lobo
 – Perdido

It’s a Great Time to Look at Rosetta
• Track record of solid performance
 – Strong financial and operational results
 – Favorable cost structure
 – Balance sheet capacity
• High-quality asset base with core area focus
• Balanced plan in place for both growth and value creation
• Experienced management with passion and commitment

Record Financial Performance
	2007	2006
Average Production (MMcfe/day)	126	92
Realized Price ($/Mcfe)	$7.93	$8.13
Total Revenues ($MM)	$363.5	$271.8
Total Cash Costs ($/Mcfe)	$2.45	$2.63
Net Income ($MM)	$57.2	$44.6
EPS Diluted ($/Share)	$1.13	$0.88
Debt/Total Capital (as of year end)	22%	23%

Record Financial Performance 1Q 2008
	2008	2007
Production (MMcfe/day)	152	108
Total Revenues ($MM)	$128.3	$75.8
Income ($MM)	$27.5	$14.0
EPS ($/Share)	$0.54	$0.28

Revolving Credit	$170
Second Lien Term	75
$245
Financial Flexibility to Grow
• Hedged 68 BBtu/d for 2008 with swaps with an average price of $7.75 and 5 BBtu/d of collars at
 $8.00 by $10.55
• Protected 2009 natural gas production with 52 BBtu/d swapped at an average price of $7.65 and 5
 BBtu/d of collars at $8.00 by $10.05
• Protected 2010 natural gas production with 10 BBtu/d swapped at $8.30
• Revolving line of credit-conforming borrowing base of $350 MM
• $179 million unused capacity
• Currently have $245 million debt outstanding:

160
140
120
100
80
60
40
20
0
73
92
126
2nd Half 2005
2006
2007
2008 Total Year Forecast

2008 Range: 140-150 MMcfe/d
Range
(MMcfe/d)
Record Production Growth

Direct LOE
Other Lifting Cost
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.16
$1.08
$1.03
0.65
0.43
0.42
0.51
0.65
0.61
2nd Half 2005
2006
2007

($/Mcfe)
Improving Lifting Cost Performance

[redacted]

PUD, 36%
Proved Developed Reserves, 64%

[redacted]

PUD, 28%
Proved Developed Reserves, 72%

2007
2006
Proved = 408 Bcfe
Proved = 418 Bcfe
(Bcfe)
High-Quality Proved Reserve Base

Proved Reserves*
$1.2Billion PV-10 Value
418 Bcfe
Rockies
2007 42 Bcfe, 10%
Sacramento Basin
2007 147 Bcfe, 35%
RIO VISTA
DENVER
DJ Basin
MAGNOLIA
Other Areas
2007 25 Bcfe, 6%
HOUSTON
LAREDO
State Waters
2007 10 Bcfe, 2%
Gulf of Mexico
2007 20 Bcfe, 5%
Lobo
2007 155 Bcfe, 37%
Perdido
2007 19 Bcfe, 5%
Major Producing Areas
Major Activity Areas
Other Areas
Offices
Headquarters

* As of 12/31/07

Core Areas

• Grow from identified core property inventory
• Extend existing core areas into new opportunities
• Establish new resource-based core areas
• Pursue selective acquisitions and divestitures
• Leverage technological expertise
• Focus on cost control
• Maintain financial flexibility
Balanced Plan for Growth and Value Creation

[redacted]

Acquisition 11%
Other 10%
Offshore 9%
State Waters 10%
Perdido 7%
Lobo 25%
Rockies 9%
California 19%

[redacted]

California 19%
Offshore/ Other 14%
State Waters 3%
Perdido 10%
Lobo 37%
Rockies 17%

Rosetta RESOURCES

2007 Program1
Total CapEx = $334
2008 Program
Total CapEx = $290
1) Includes OPEX Transaction at a cost of $39 million.
($MM)
2008 Capital Allocation Reflects Core Area Focus

70% of Capital Budget
Rio Vista
California
•29 Wells - Drill in 2008
•$48 MM – 2008 CapEx
Rockies
•74 Wells - Drill in 2008
•$24 MM – 2008 CapEx
Denver
DJ Basin
San Juan Basin
Perdido
•10 Wells - Drill in 2008
•$25 MM – 2008 CapEx
Texas Other
•8 Wells - Drill in 2008
•$4 MM – 2008 CapEx
Houston
Laredo
Lobo
•45 Wells - Drill in 2008
•$92 MM – 2008 CapEx
Offshore/State Waters
•1-2 Wells - Drill in 2008
•$4 MM – 2008 CapEx

Rosetta RESOURCES

2008 Development Program Activity

Moon Bend
Sutter
Yuba
Colusa
Placer
Yolo
Sacramento
Miller
Maine Prairie
Napa
Lindsey Slough
Thornton
Solano
Grizzly Island (Opex)
Rio Vista
Contra Costa
Dutch Slough

Average Production (MMcfe/d)
44
2005A*
2006A
2007A

 General Info
 • > 3.5 TCFE cumulative production (Rio Vista only)
 • 16 productive zones from 2,800’ to 12,500’
 • 76,000 net acres
 • 80 square mile of 3-D seismic
 • 83% average working interests
 • Approximately 179 producing wells
 • Remaining Capital Inventory > 110 new drills
 2007 Activity
 • Drilled 27 wells (85% success rate)
 • Infill-drilled existing Martinez play
 • Extended the areal extent of the Martinez play
 • Successfully tested the Winters play
 2008 Plans/Highlights
 • Base Optimization
 − Emigh & Hamilton (LPR)
 • Capital Focus (29 wells in 2008)
 − Field development
 − Traditional field extensions
 − Deep Potential
 • Identify & Evaluate Inventory / Resource Potential
* Average based on 6 months ending 12/31/05
Sacramento Basin

Kitzmiller Area
SW Wray Area
Republican Area
Vernon Area
Sandy Bluffs Area

12
0
2005A*
2006A
2007A

* Average based on 6 months ending 12/31/05
DJ Basin
General Info
• Biogenic Gas Play (Niobrara Chalk)
• ~ 109,500 net acres
• 125 square miles of 3-D seismic
• 100% working interests
• Shallow drilling depths around 2,500 feet
• Remaining capital inventory > 100 new drills
2007 Activity
• Drilled 69 wells, 80% successful
• Completed pipeline infrastructure
2008 Plans/Highlights
• 60 wells to be drilled
• Acquire additional 3-D seismic
• Acquire additional leasehold
• Focus on bolt-on acquisitions
• Identify & Evaluate Inventory / Resource Potential

South Callaghan Ranch
& El Corazon Ranch
(approx. 55,000 acres)
Schwarz-Rottersman
(approx. 21,000 acres)
La Perla (approx.
5,000 acres)

Average Production (MMcfe/day)
44
2005A*
2006A
2007A
2008B

Rosetta
RESOURCES

* Average based on 6 months ending 12/31/05
Lobo
General Info
• Tight Gas Play
• 78,000 net acres
• 320 square miles of 3-D seismic
• 80% to 100% working interests
• Moderate drilling depths around 8,000 feet.
• Remaining capital inventory > 100 new drills
2007 Activity
• 42 wells drilled (79% success rate)
• Acquired > 10,000 net acres
• Acquired > 80 square miles of 3-D seismic
2008 Plans/Highlights
• 48 wells to be drilled
• Acquire additional 3-D Seismic
• Acquire additional leasehold
• Identify & Evaluate Inventory / Resource Potential

 * Average based on 6 months ending 12/31/05
Currently drilling
Perdido Acreage
2007 Upper Perdido locations
2007 Blue Delta Locations
2007 Red Delta Locations
Current horizontal producers
2007 Lower Perdido locations
Perdido
General Info
• Horizontal Tight Gas Play
• 9,000 net acres
• 100 square miles of 3-D seismic
• 50% working interest
• 2500’ laterals at vertical depths of around 10,000 feet
• Remaining capital inventory > 70 new drills
2007 Activity
• Drilled 1 vertical well
• Drilled 9 horizontal wells
2008 Plans/Highlights
• 10 horizontal wells to be drilled
• Focus on lower CWC
• Acquire additional 3-D seismic
• Acquire additional leasehold
• Identify & Evaluate Inventory / Resource Potential

	2007 Reserves (Bcfe)	2007 Production (MMcfe/d)
State Waters	10.3	2.7
Texas Other	14.1	4.7
Onshore Other	10.9	4.5
Gulf of Mexico	19.5	13.3
Total Other Assets	54.8	25.2
% of Rosetta Total	13%	20%
Other Assets Review

California - Sacramento Basin
•Possible land and seismic purchase
•Winters Deep tests
Rio Vista
Rockies - DJ - Niobrara Play
•Land and seismic focused in core areas
•Investigating new opportunities
Denver
DJ Basin
Rockies - San Juan Basin
•Potential Fruitland Coal farm-in & land acquisitions
San Juan Basin
Houston
Laredo
South Texas
•Lobo land and seismic purchase
•Perdido extension opportunities

Rosetta Resources

2008 Exploration Focus Areas

Priorities for 2008
• Calpine Resolution
• Organization
 – Fill key operations leadership roles
 – Identify competencies and gaps
 – Build essential operations and analytical functions
 – Attract and retain quality workforce
• Resources
 – Identify inventory in existing core positions
 – Evaluate new basins and plays of interest
 – Pursue M&A that makes sense
• Execution
 – Focus on capital and cost efficiency
 – Strive for differential performance
 – Deliver on expectations

Outstanding Contract/Transition Issues
• Ongoing Rio Vista Gas Sales Contract
• Partial Settlement Complete
• Non-Consent Properties ($75 Million)
• Fraudulent Conveyance Resolution
• Calpine Emerged from Bankruptcy
• Report of Experts Received in March
• Deposition Process Underway
• Trial

It’s a Great Time to Look at Rosetta
• Track record of solid performance
 – Strong financial and operational results
 – Favorable cost structure
 – Balance sheet capacity
• High-quality asset base with core area focus
• Balanced plan in place for both growth and value creation
• Experienced management with passion and commitment